POWER OF ATTORNEY

     I, the undersigned officer of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Nancy G. Curtiss
                                  ---------------------------------------
                                  Nancy G. Curtiss, Treasurer
                                  Principal Financial and Accounting Officer

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ E. Virgil Conway
                                  ---------------------------------------
                                  E. Virgil Conway, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Harry Dalzell-Payne
                                  ---------------------------------------
                                  Harry Dalzell-Payne, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Leroy Keith, Jr.
                                  ---------------------------------------
                                  Leroy Keith, Jr., Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ James M. Oates
                                  ---------------------------------------
                                  James M. Oates, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Herbert Roth, Jr.
                                  ---------------------------------------
                                  Herbert Roth, Jr., Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Richard E. Segerson
                                  ---------------------------------------
                                  Richard E. Segerson, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Robert Chesek
                                  ---------------------------------------
                                  Robert Chesek, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Lowell P. Weicker, Jr.
                                  ---------------------------------------
                                  Lowell P. Weicker, Jr., Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Everett L. Morris
                                  ---------------------------------------
                                  Everett L. Morris, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Francis E. Jeffries
                                  ---------------------------------------
                                  Francis E. Jeffries, Trustee

                               POWER OF ATTORNEY

     I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     Phoenix-Aberdeen Series Fund
     Phoenix California Tax Exempt Bonds, Inc.
     Phoenix Duff & Phelps Institutional Mutual Funds
     The Phoenix Edge Series Fund
     Phoenix Equity Series Fund
     Phoenix Income and Growth Fund
     Phoenix Investment Trust 97
     Phoenix Multi-Portfolio Fund
     Phoenix Multi-Sector Fixed Income Fund, Inc.
     Phoenix Multi-Sector Short Term Bond Fund
     Phoenix Series Fund
     Phoenix Strategic Allocation Fund, Inc.
     Phoenix Strategic Equity Series Fund
     Phoenix Worldwide Opportunities Fund

     I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

     I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.


August 27, 1998                   /s/ Calvin J. Pedersen
                                  ---------------------------------------
                                  Calvin J. Pedersen, Trustee